SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 15, 1996
                                                --------------------------



                        Security-Connecticut Corporation
                        --------------------------------
             (Exact name of registrant as specified in its chapter)



          Delaware                   001-12746                    06-1383088
          --------                   ---------                    ----------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)



              20 Security Drive
              Avon, Connecticut                                      06001
              -----------------                                      -----
   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (860) 677-8621



  (Former name or former address, if changed since last report) Not Applicable



                     The Exhibit Index is located on Page 4
                                Page 1 of 7 Pages

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Item 5.  Other Events


     On October 15, 1996, Moody's Investors Service, Inc. ("Moody's") announced that it has assigned a Baa1 insurance financial strength rating to Security-Connecticut Life Insurance Company, the principal insurance operating subsidiary of Security-Connecticut Corporation. A copy of Moody's press release, dated October 15, 1996, is filed herewith as Exhibit 1.


Item 7.Financial Statements, Pro Forma Financial Information and Exhibits

       a. Financial Statements

          None

       b. Pro Forma Financial Information

          None

       c. Exhibits

       1. Moody's Investors Service, Inc. Press Release, dated October 15, 1996.




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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                SECURITY-CONNECTICUT CORPORATION


DATED: October 21, 1996                    By:  Robert J. Voight
                                              ----------------------------------
                                                Name:  Robert J. Voight
                                                Title: Executive Vice President,
                                                       Financial Management





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                                  EXHIBIT INDEX

                                                                      Page in
                                                                    Sequentially
Exhibit                                                               Numbered
Number                        Description                               Copy
------                        -----------                               ----


1. Moody's Investors Service, Inc. Press Release, dated October 15, 1996.  5






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                                    EXHIBIT 1
                                    ---------



































































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New York                                  New York
Robert Riegel                             Laura Bazer
Managing Director                         Senior Analyst
Financial Institutions Group              Financial Institutions Group
Moody's Investors Service                 Moody's Investors Service
JOURNALISTS: (212) 553-0376               JOURNALISTS: (212) 553-0376
SUBSCRIBERS: (212) 553-1653               SUBSCRIBERS: (212) 553-1653



MOODY'S ASSIGNS Baa1 INSURANCE FINANCIAL STRENGTH RATING TO SECURITY-CONNECTICUT LIFE INSURANCE COMPANY



     New York, October 15, 1996 -- Moody's Investors Service assigned a Baa1 insurance financial strength rating to Security-Connecticut Life Insurance Company (SCL) -- the principal insurance operating subsidiary of Security-Connecticut Corporation (SCC) (senior debt at Baa3). The rating is based primarily on SCL's established niche in the upscale market for individual life insurance and annuities, its good quality investment portfolio, and its adequate capitalization. Offsetting these strengths are the company's limited scale, its narrow focus on highly competitive, interest-sensitive life and annuity products, and a relatively high expense profile.

    SCL specializes in the sale of term and universal life insurance and individual deferred annuities, distributed by independent agents to upper- and middle- income individuals. Moody's noted the company's strong systems capabilities, which allow for direct link-up with its independent agents. The rating agency also noted that more rigorous reserving requirements may


                                        -more-



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restrain SCL and the industry's growth of term life insurance sales for policies with long term guarantees.

    Security-Connecticut Life Insurance Company, headquartered in Avon, Connecticut, is a wholly-owned subsidiary of Security-Connecticut Corporation. At June 30, 1996, the insurance company had statutory assets of $1.5 billion and statutory capital of $155 million.
                                          end




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